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                                  Exhibit 21

                        Subsidiaries of the Registrant

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                                  EXHIBIT 21
                                  ----------


                        SUBSIDIARIES OF THE REGISTRANT

                                                              Jurisdiction
Name                                                        of Incorporation
----                                                        ----------------

The Town and Country Holding Corporation                        Delaware
The Town and Country Oriole Corporation                         Delaware
The Town and Country Holding Corporation II                     Delaware


               PARTNERSHIPS OF WHICH THE REGISTRANT, DIRECTLY OR
                       INDIRECTLY, IS A GENERAL PARTNER


                                                             Jurisdiction
Name                                                        of Organization
----                                                        ---------------

The TC Operating Limited Partnership                           Maryland
The TC Property Company                                        Maryland
The TC Property Company II                                     Maryland
The TC-Hallfield Company                                       Maryland
The TC-Ridgeview Company                                       Maryland
The TC-East Company                                            Maryland
The TC-Harford Company                                         Maryland
The TC-North Company                                           Maryland
The TC-Northeast Company                                       Maryland
The TC-Versailles Company                                      Maryland
The TC-Charlesmont Company                                     Maryland
The TC-Hollows Company                                         Maryland
The TC-Laurel Company                                          Maryland
The TC-Montgomery Company                                      Maryland
The TC-Montpelier Company                                      Maryland
The TC-South Company                                           Maryland
The TC-Foxhaven Company                                        Maryland
The TC-Gardenwood Company                                      Maryland
The TC-West/Greensview Company                                 Maryland
The TC-Rolling Road Company                                    Maryland
The TC-Woodmoor Company                                        Maryland
The TC-Allentown Company                                       Maryland
The TC-Harrisburg East Company                                 Maryland
The TC-Emmaus Company                                          Maryland
The TC-Hanover Company                                         Maryland
The TC-Harrisburg Company                                      Maryland
The TC-Lancaster East Company                                  Maryland
The TC-Lancaster West Company                                  Maryland
The TC-York Company                                            Maryland
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                                                             Jurisdiction
Name                                                        of Organization
----                                                        ---------------

The TC-University Heights Company                              Maryland
The TC-Barton's Crossing Company                               Maryland
The TC-Glen Company                                            Maryland
The TC-Fox Run Company                                         Maryland
The TC-McNair Farms Company                                    Maryland
The TC-Rolling Hills Company                                   Maryland
The TC-Stonegate Company                                       Maryland
The TC-Christina Mill Company                                  Maryland
The TC-Carlyle Station Company                                 Maryland
The TC-Forest Ridge Company                                    Maryland
The TC-Fairington Company                                      Maryland
The TC-Windermere Lakes Company                                Maryland
The TC-Twelve Oaks Company                                     Maryland
The TC-Kirkman Company                                         Maryland
The TC-McIntosh Company                                        Maryland
The TC-Perico Company                                          Maryland